                           SECURITY AGREEMENT FOR CALL


         THIS SECURITY AGREEMENT (this "Agreement") is made and entered into effective as of the 28th day of April, 2003, by PAN AMERICAN ASSOCIATES, a Pennsylvania limited partnership, and IVYRIDGE INVESTMENT CORP., a Delaware corporation (collectively called the "Class A Partners" and individually a "Class A Partner"), for the benefit of PREIT ASSOCIATES, L.P., a Delaware limited partnership (the "UPREIT").

                                   DEFINITIONS

         "Call Agreement" shall mean that certain Call and Put Option Agreement dated April 28, 2003 among the Class A Partners, the UPREIT and the general partner of the Partnership, executed pursuant to the Contribution Agreement.

         "Contribution Agreement" shall mean the Contribution Agreement dated April 22, 2003 among the Class A Partners, the UPREIT, and Pennsylvania Real Estate Investment Trust.

         "Partnership" shall mean New Castle Associates, a Pennsylvania limited partnership governed by an Amended and Restated Agreement of Limited Partnership dated April 28, 2003 (the "Partnership Agreement").

         "Retained Interests" shall mean the partnership interests of the Class A Partners in the Partnership under the Partnership Agreement, as described on Schedule A attached hereto.


                                    RECITALS

         Under the Call Agreement, the Class A Partners have granted to the UPREIT the right and option (the "Call") to acquire all of the Retained Interests by notice given within the Call Period (as that term is defined in the Call Agreement).

         The Call Agreement requires, as a condition to the obligations of the UPREIT thereunder, that the Class A Partners execute and deliver this Agreement, and in the absence of this Agreement, the UPREIT would not have consummated the transactions described in the Call Agreement.

                                    AGREEMENT

         In consideration of the foregoing recitals, intending to be legally bound and for good and valuable consideration, the parties agree as follows:

1. Definition of Call Obligations. If the Call is exercised, the obligations of the Class A Partners to contribute the Retained Interests to the UPREIT in exchange for certain partnership units in the UPREIT, and to perform all ancillary obligations related thereto at the Closing for the Call as specified in the Call Agreement, are collectively referred to as the "Call Obligations."

2. Grant of Security Interest; Time Limitation.

         (a) The Class A Partners hereby pledge and grant to the UPREIT a lien on and security interest in all of their Retained Interests ("Collateral") to secure the performance of the Call Obligations. The Collateral shall include all proceeds and products derived from or with respect to the Retained Interests.

         (b) The lien and security interest granted to the UPREIT hereunder shall be released at the expiration of the Call Period, if the Call has not theretofore been exercised.

         (c) The grant of rights under this Agreement and the provisions hereof shall be without prejudice to, and shall not limit, restrict or modify, any rights or remedies of the parties to the Call Agreement or the Contribution Agreement, including without limitation any rights or remedies otherwise available with respect to the Call Obligations and any indemnification or set-off rights under the Contribution Agreement or the Call Agreement.

3. Financing Statements. At any time and from time to time, upon the request of the UPREIT, the Class A Partners will promptly execute and deliver, at the cost of the UPREIT, any and all such further instruments and documents and will take such further action as may be deemed necessary in the reasonable judgment of the UPREIT to obtain, maintain and perfect the security interest granted herein in Collateral, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania or any other state with respect to the security interest in the Collateral granted hereby. Each Class A Partner agrees to notify the UPREIT promptly of any change in such Class A Partner's principal place of business in order that a prompt refiling of any outstanding financing statements may be made, if necessary. The Class A Partners hereby authorize the UPREIT to file financing statements and continuation statements to perfect and maintain the security interest created hereby, without the necessity for signature or execution by the Class A Partners, if and to the extent allowable by law.

4. Retained Rights. Unless a Class A Partner is in default of the Call Obligations, such Class A Partner shall be entitled to all of the benefits of ownership of the Collateral, including without limitation, the right to obtain and retain any and all distributions made by the Partnership in respect of the Collateral. Following such default and until the satisfaction of the obligations relating thereto, the rights of such Class A Partner shall be suspended and may be exercised or availed of by the UPREIT.

5. Default. In the event the Call is exercised and a Class A Partner fails to comply with its Call Obligations, then, in addition to any other rights or remedies afforded the UPREIT under the Call Agreement or the Contribution Agreement, or otherwise available at law or in equity:

         (a) The UPREIT may pursue its rights with respect to the Collateral as a secured creditor under the Uniform Commercial Code, and Class A Partners agree that 20 days prior written notice of the UPREIT's intention to sell the Collateral shall be reasonable and sufficient; and/or

         (b) The UPREIT shall have the right to immediately obtain all benefits and privileges associated with the Collateral of the defaulting Class A Partner, and for such purposes the Partnership Agreement shall be deemed automatically amended so as to reflect the full and absolute ownership by the UPREIT of the Retained Interest of such Class A Partner, and the Class A Partners hereby designate the UPREIT as their attorney-in-fact to execute such amendments and any related certificates to be filed of record; provided that any consideration due on account of the transfer of such Retained Interest to the UPREIT, as specified in the Call Agreement, net of any costs, damages, losses or liabilities (including reasonable attorneys fees) resulting from such Class A Partner's default, shall be paid or given to such Class A Partner upon the UPREIT's acquisition of such Retained Interest free and clear of any liens, claims and encumbrances of any type or nature.

6. Rights and Remedies Cumulative.

         (a) The rights and remedies of the UPREIT as provided in this Agreement or in the Call Agreement or any other documents and instruments related thereto shall be cumulative and concurrent, may be pursued separately, successively or together against Class A Partners, at the discretion of the UPREIT, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

         (b) Any failure by the UPREIT to insist upon strict performance by Class A Partners of any of the terms and provisions of this Agreement or the Call Agreement, including without limitation any release of the Collateral, shall not be deemed to be a waiver of any such terms or provisions, and the UPREIT shall have the right thereafter to insist upon strict performance by Class A Partners.

7. No Transfer. During the Call Period (and if the Call is exercised, thereafter until the closing under the Call Agreement), the Class A Partners covenant and agree that they shall not sell, assign, pledge, encumber or otherwise dispose of all or any portion of the Collateral without the prior written consent of the UPREIT unless (i) such disposition is permitted by the Partnership Agreement and Call Agreement, and (ii) the transferee shall join in a copy of this Agreement to confirm its agreement to be bound by the provisions hereof. Notwithstanding the foregoing, the Class A Partners shall be permitted to pledge the Collateral to financial institution(s) as security for bona-fide loan transactions, provided that (i) such pledge is expressly under and subject to the security interest created herein, and (ii) the financial institution(s) agree in writing with the UPREIT that any interest they may acquire in the Collateral shall be subject to the Call.

7. Notices. All notices, requests, demands, consents, and other communications required or permitted to be given or made hereunder shall be in writing and shall be given in the manner and to the place specified for the parties hereto in the Call Agreement.

8. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, and legal representatives, subject to the provisions of Paragraph 6 above.

9. Execution in Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

10. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remainder of this Agreement or the remainder of such provision.

11. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the Commonwealth of Pennsylvania. All parties hereto agree to the exclusive jurisdiction of the Court of Common Pleas of Philadelphia County, Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania, as well as to the jurisdiction of all courts to which an appeal may be taken from the aforesaid courts, in any and all actions or proceedings arising hereunder or pursuant hereto

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first above written.

CLASS A PARTNERS

IVYRIDGE INVESTMENT CORP.


By: /s/ Arthur H. Kaplan
    --------------------------------------------
    Name:  Arthur H. Kaplan
    Title: President

PAN AMERICAN ASSOCIATES

By: Pan American Office Investments, L.P.

    By: Pan American Office Investments - G.P., general partner

        By: /s/ George F. Rubin
            --------------------------------------------
            Name:  George F. Rubin
            Title: President

PREIT ASSOCIATES, L.P.

By: Pennsylvania Real Estate Investment Trust, its general Partner


    By: /s/ Bruce Goldman
        ---------------------------------
        Name:  Bruce Goldman
        Title: Senior Vice President and
               General Counsel

                                   SCHEDULE A
                         RETAINED PARTNERSHIP INTERESTS

------------------------------------------------------------------------------
                Partner                     Retained Interest Percentage
------------------------------------------------------------------------------
      PAN AMERICAN ASSOCIATES, a                       23.253%
   Pennsylvania limited partnership
------------------------------------------------------------------------------
 IVYRIDGE INVESTMENT CORP., a Delaware                  3.853%
              Corporation
------------------------------------------------------------------------------